SECOND LIMITED WAIVER AND AMENDMENT OF

                    CERTAIN LOAN DOCUMENTS AND KEY AGREEMENTS

         WHEREAS, pursuant to the terms of that certain Lease Guaranty dated as of May 12, 1995, executed and delivered by The Musicland Group, Inc., a Delaware corporation, as guarantor ("Guarantor") in favor of Media Play Trust, a trust existing under the laws of the State of New York ("Trust")(the "Guaranty"), in connection with (i) that certain Master Lease dated as of May 12, 1995, by and between Trust, as landlord, and Media Play, Inc., a Delaware corporation as tenant ("Tenant")(the "Master Lease"), (ii) that certain Construction Loan Agreement dated as of May 12, 1995, by and among Trust, as borrower ("Borrower"), National Westminster Bank Plc, as Agent and a Lender, and such other Lenders parties thereto (collectively the "Lenders")(the "Loan Agreement") and (iii) that certain Participation Agreement dated as of May 12, 1995, among NatWest Markets Leasing Corporation (formerly known as NatWest Leasing Corporation), Trust, Yasuda Bank and Trust Company U.S.A.) ("Owner Trustee")(the "Participation Agreement"), the Lender and Tenant, as the foregoing have been supplemented or amended, certain Financial Covenants (as defined in the Guaranty and the Master Lease) were incorporated into the Guaranty and the Master Lease by reference;

         WHEREAS, pursuant to the Guaranty and the Master Lease, certain waivers of compliance by Guarantor and Tenant with, and amendments of, the Financial Covenants shall be effective with respect to the Guaranty and the Master Lease only if the Trust agrees and the Required Lenders (as defined in the Loan Agreement) and the Owner Participant consent; and

         WHEREAS, Guarantor and Tenant have requested that the Trust agree and the Lenders and the Owner Participant consent that the Fourth Amendment and Waiver of and with respect to the Credit Agreement (as defined in the Loan Agreement) as set forth in Exhibit "A" hereto (the "Credit Waiver"), of and with respect to certain of the Financial Covenants, be effective with respect to the Guaranty and the Master Lease, to the limited extent and from the effective date of the Credit Waiver set forth in such Exhibit "A"; and

         WHEREAS, the Trust, the undersigned Lenders and the Owner Participant, subject to the terms, conditions, and agreements hereof, desire to consent to the effectiveness of the Credit Waiver; and




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         WHEREAS the Trust,  the  undersigned  Lenders,  the  Tenant,  the Owner
Trustee, the Owner Participant and the Guarantor desire to amend certain provisions of certain of the Loan Documents and the Key Agreements (as such terms are defined in the Loan Agreement) in connection with and to consent to the effectiveness of the Credit Waiver, and to execute this Second Limited Waiver and Amendment of Certain Loan documents and Key Agreements (this "Second Limited Waiver and Amendment") to evidence the same;

         NOW, THEREFORE:

         1.  The  Trust  agrees,  and the  undersigned  Lenders  and  the  Owner
Participant consent, that, subject to the satisfaction of each term and condition hereof, the payments provided herein, and the payment of all amounts otherwise required to be paid by Guarantor or Tenant as of the date hereof pursuant to the Loan Documents or the Key Agreements: (i) the limited waiver of Guarantor's and Tenants obligations, respectively, to comply with certain of the Financial Covenants set forth in the Credit Waiver shall be effective with respect to the Guaranty and the Master Lease, respectively, from and after the later of the date hereof and the date the waiver set forth in the Credit Waiver is effective with respect to the Credit Agreement, and through and including the earliest date on which such waiver ceases to be effective with respect to.the Credit Agreement, and to the extent such limited waiver is effective with respect to the Financial Covenants pursuant to the Credit Agreement; and (ii) the amendments to the Incorporated Provisions shall be effective with respect to the Guaranty and the Master Lease from and after the later of the date hereof and the date the amendments set forth in the Credit Waiver are effective with respect to the Credit Agreement.

     2. The Borrower and the Lenders agree and the Owner Participant, Tenant and Guarantor consent that the Loan Agreement is amended in the following respects:

                           (a)     Section 1.1 is amended;

                                            (i)  by amending the definitions of
          "Applicable  Rate",   "Construction   Advance  Limit",   "Tranche  "A"
Commitment" and "Tranche "B" Commitment" in their entirety to read as follows:

                          "Applicable  Rate"  means,  for any  Interest  Period
and with respect to each Note the rate per annum of the applicable of: (a) except to the extent clause (b) or (c) shall apply to all or a portion of the Loan, the rate set forth below in each circumstance so indicated the sum of (i) the LIBO Rate for such period, plus (ii) a Margin of (A)(1) with respect to Tranche "A" Loans:



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Level I^         Level   2^         Level 3^         Level 4^        Level 5^
BBB and          BIB-  or           BB+  or          BB    or        BB-  or
    ---                --                --                --             --
Baa2             Baa3               Ba1              Ba2             Ba3
or better                                                            or lower*
------------------------------------------------------------------------------

0.30%            0.4375%             0.50%            0.875%          1.50%

                  *If  TMGI's  implied  senior   unsecured   non-credit-enhanced
                  long-term debt is unrated by either rating agency, Level 5 will be applicable.

                  ^Any change in the committed pricing shall be effective as of the date on which the applicable rating agency announces the applicable change in ratings.

                   Rating by Standard & Poors  Ratings  Group ("S&P") for TMGI's
                  implied senior unsecured non-credit-enhanced long-term debt

                   Rating by Moody's Investors Service,Inc.("Moody's")for TMGI's
                  implied senior unsecured non-credit-enhanced long-term debt or, (2) with respect to Tranche "B" Loans, as set out in the Tranche "B" Schedule, plus (in the case of both (A)(1) And (A)(2) preceding), (B)(1) from and after June 16, 1997, through April 29, 1998, 0.25%, and (2) from and after April 30, 1998, 0.50%, or (b)(i) from the date hereof until another rate is requested by Borrower in compliance with the requirements of this Agreement or
(ii) from a date subsequent to the date hereof to a future date until another rate is requested by Borrower in compliance with the requirements of this Agreement, provided the Borrower has so requested with respect to all or a portion of the Loan, the Base Rate, or (c) with respect to any Lender's Proportionate Share of the Loan following a Notice of Change in Legality, from and after the date provided pursuant to Section 2.2(k), the rate provided in such Section."

     "Construction Advance Limit" means, for (1) Parcel Costs and/or (ii) Improvements Costs, the greater of (A) the then applicable of (1) prior to December 12, 1997, $12,076,000, or (2) from and after December 12, 1997, but prior to December 14, 1998, $11,076,000, plus the product of the Payment Portion and the Reduction Amount as of December 12, 1997, or (3) from and after December 14, 1998, $10,276,000, plus the product of the Payment Portion and the Reduction Amount as of December 14, 1998, less, in the case of each of (1) - (3) preceding, the Debt Portion of the aggregate of the Construction Amount of all of the Parcels described in Exhibits "A-I", "A-2" or "A-3" to the Master Lease and the Improvements thereon which have then been sold, or (B) such greater amount as may be determined hereunder pursuant to the provisions of Section 2.2(1) hereof."

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     "Tranche "A" Commitment" means, with respect to each Lender, the amount set out in Schedule I with  respect to such Lender,  as adjusted  from time to time:
(i) pursuant to the terms of such Schedule I, or (ii) with the written agreement of such Lender, an increase in the Construction Advance Limit."

     ""Tranche "B" Commitment" means, with respect to each Tranche "B" Lender, the amount set out in Schedule I with respect to such Lender, as adjusted from time to time: (i) persuant to the terms of such Schedule I, or (ii) with the written agreement of such Lender, an increase in the Construction Advance Limit."; and

                           (ii)     by adding the following definitions:

     ""Adjustment Amount" means, (i) with respect to the Tranche "A" Commitment, 82%; (ii) with respect to the Tranche "B" Commitment, 15%, and (iii) with respect to the Owner Participant Amount, 3%, of the product of the Payment Portion and the Reduction Amount."

     ""Payment Portion" means, as of any date on or after the Closing Date of the sale of any of the Parcels described in Exhibits "A-1 ", "A-2" or "A-3" to the Master Lease and the Improvements thereon, the total of the Appraised Value of all such Properties sold divided by $14,680,000."

     ""Reduction Amount" means (i) on December 12, 1997, $1,000,000, and (ii) on December 14, 1998, $800,000."

     (b) Section 2.1(a) is amended by amending the first sentence thereof in its entirety to read as follows:

     "Section 2.1 Advance of Loan. (a) By their execution hereof, and in each case subject to the terms and conditions hereof, the Tranche "A" Lenders severally agree to lend to Borrower (in the respective proportion of and up to each such Lender's Tranche "A" Commitment) and the Tranche "B" Lenders severally agree to lend to Borrower (in the respective portion of and up to each such Tranche "B" Lender's Tranche "B" Commitment, respectively), and Borrower agrees to borrow from Lenders amounts up to the Debt Portion of the Construction
Advance Limit, but never, with respect to any Lender, in excess of its then Tranche "A" Commitment or Tranche "B" Commitment (the then applicable of such amounts the "Facility Amount"), in Advances strictly in accordance with this Agreement."

     (c) Section 2.2(i)(ii)(E) is amended in its entirety to read as follows:


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

     "(E) the amount by which the balance of the Loans exceeds the aggregate of the Commitments from time to time; such prepayments to be made on or before any date on which the aggregate balance of the Commitments is reduced, provided, however, that with respect to the reduction of the aggregate balance of the Commitments provided for on December 12, 1997, such prepayment shall be made before the earlier of (1) 3:30 p.m. New York time on December 15, 1997, or (2) the payment of any amount due on December 15, 1997, of, or with respect to, Subordinated Debt, as defined in the Lease Guaranty."

     (d) The first sentence of Section 11.26 is amended in its entirety to read as follows:

     "Section 11-26 Assignees; Participation Lenders Borrower acknowledges and agrees that Lenders may, from time to time, sell or offer to sell interests in the Loan and the Loan Documents, or assign Lender's rights and interests in the Loan and the Loan Documents, to one or more participants or assignees, provided that no Lender may sell or assign its interest or a portion thereof pursuant to an Assignment Agreement without the written consent of Borrower and Tenant (which consent shall not be unreasonably withheld), and provided further that no Lender may sell or assign less than all of such Lender's Tranche "A" Commitment or Tranche "B" Commitment."

     (e) Schedule I is amended and restated as attached hereto.

         3- The Lenders, the Owner Participant, the Owner Trustee, the Trust and the Tenant agree, and the Guarantor consents, that the Participation Agreement is amended as follows:

     (a) Article I is amended by amending the definition of "Initial Owner Participant Investment" in its entirety to read as follows:

""Initial Owner Participant Investment" means an amount not in excess of (i) prior to December 12, 1997, $362,280, or (ii) from and after December 12, 1997, but prior to December 14, 1998, $332,280, plus the Adjustment Amount on December 12, 1997, or (3) from and after December 14, 1998, $308,280, plus the Adjustment Amount on December 14, 1998, less, in the case of each of (1) - (3) preceding, three percent (3.0%) of the aggregate of the Construction Amount of all of the Parcels described in Exhibits 'A-1', 'A-2' or "A-3" to the Master @ and the Improvements thereon which have then been sold.'

     (b) Section 10.5 is amended by amending the paragraph immediately preceding the last paragraph thereof to read as follows:

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

     "On June 16, 1997, and on or before any subsequent date on which the Initial Owner Participant Investment is reduced, the outstanding balance of the Owner Participant Amount shall be reduced (by a payment from or on behalf of Tenant pursuant to clause A. (D) of Exhibit "C" to the Master Lease) to the amount of the Initial Owner Participant Investment to be effective thereon, provided, however, that with respect to the reduction of the Owner Participant Investment provided for on December 12, 1997, such payment shall be made before the earlier of (1) 3:30 p.m. New York time on December 15, 1997, or (2) the payment of any amount due on December 15, 1997, of, or with respect to, Subordinated Debt, as defined in the Lease Guaranty."

     (c) The Owner Participant Schedule is amended by adding to each "Owner Participant Margin" set forth therein (i) from and after June 16, 1997, through April 29, 1998, 0.25%, and (ii) from and after April 30, 1998, 0.50%.

         4. The Trust and the Tenant agree, and the Lenders, the Owner Participant and the Guarantor consent, that the Master Lease is hereby amended by amending Exhibit "C" by amending the last clause of the first paragraph of clause A. thereof in its entirety to read as follows:

", plus (D) on June 16, 1997, and on or before any subsequent date on which the Initial Owner Participant Investment is reduced or the aggregate balance of the Commitments is reduced, the amount by which the outstanding balance of all Construction Advances exceeds the aggregate of the Owner Participant Amount and the Commitments to be effective, thereon, provided that each such payment of Net Rent on or after March 27, 1997, shall reduce the Offer Price of one or more of the Parcels and the improvements thereon then subject to this Lease as follows:
(1) prior to the Closing Date of the sale of any of the Parcels described in Exhibits "A-1", "A-2" or "A-3" to this Lease and the Improvements thereon, such payment shall be so applied in the following respective proportions: (x) 38.68 % of the aggregate thereof to the Parcel in Exhibit "A-1" and the Improvements thereon; (y) 25.50% of the aggregate thereof to the Parcel described in Exhibit "A-2" and the Improvements thereon; and (z) 35.82 % of the aggregate thereof to the Parcel described in Exhibit "A-3" and the Improvements thereon, and (2) on or after the Closing Date of the sale of any of the Parcels described in Exhibits "A-1", "A-2" or "A-3" to this Lease and the Improvements thereon, such payment shall be so applied to reduce the Offer Purchase Price of each of the Parcels and the Improvements thereon still subject to this Lease in the respective proportions of the Appraised Value thereof to $14,680,000."

     5. The Trust and the Guarantor agree, and the Lenders, the Owner Participant and the Tenant consent, that the Lease Guaranty is hereby amended by amending Section 14(a)(viii)(A) by adding the following clause following the semicolon at the end:
 Second Limited Waiver and Amendment  (Media Play) - Page 6

"provided, however, that such report may contain a "going concern" qualification for the years ending December 31, 1996, and December 31, 1997;".

         6. To induce the Lenders, the Trust, the Owner Trustee and the Owner Participant to enter into this Second Limited Waiver and Amendment: (i) the Tenant agrees to pay to Agent on the date hereof, for the ratable benefit of each Lender and the Owner Participant pursuant to the Amendment Fee Schedule attached hereto, an amendment fee of $45,285, (ii) the Tenant and the Guarantor agree that, in addition to any other payments which may be required pursuant to the terms of the Loan Documents and Key Agreements, the Tenant shall, pursuant to the terms of the amendments contained in Paragraphs 2 and 3 of this Second Limited Waiver and Amendment, make payments, in the manner provided by the Loan documents and the Key Agreement, of. (A) on the date hereof, $506,850; (B) before the earlier of (1) 3:30 p.m. New York time on December 15, 1997, or (2) the payment of any amount due on December 15, 1997, of, or with respect to, Subordinated Debt, as defined in the Lease Guaranty, an additional $1,000,000, less the product of the Payment Portion and the Reduction Amount on such date; and (C) on or before December 14, 1998, an additional $800,000, less the product of the Payment Portion and the Reduction Amount on such date, and (iii) the
Tenant and Guarantor hereby reaffirm, as of the date hereof, their representations and warranties in their entirety contained in the Loan Documents and Key Agreements (except to the extent such representations and warranties relate solely to an earlier date) and additionally represent and warrant that
(A) this Second Limited Waiver and Amendment has been duly authorized and duly and validly executed and delivered by each of them and is valid, binding and enforceable against them in accordance with its terms; and (B) the execution and delivery by each of does not, and the performance or observance by each of the terms, conditions or provisions hereof will not, conflict with, violate or result in the breach of any agreement or instrument to which either is a party or by which either, or any of its respective properties is bound, or constitute a default thereunder.

         7. The Loan Documents and Key Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Loan documents and Key Agreements herein and in any other document, instrument, agreement.or writing shall hereafter refer to the Loan Documents and Key Agreements as amended hereby.

         8. Except as amended hereby, terms used herein when defined in the Loan Documents and Key Agreements shall have the same meanings therein unless the context otherwise requires.

     9. This Second Limited Waiver and Amendment may be executed in any number of counterparts each executed counterpart constituting an original but all together only one document.

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

         10. THIS SECOND LIMITED WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION.



         IN WITNESS WHEREOF, the parties hereto have caused this Second Limited Waiver and Amendment to be duly executed as of June 16, 1997.


                                            NATWEST MARKETS LEASING CORPORATION,
                                            as Owner Participant



                                            By:
                                                     Gary Greendale
                                                     Director


                                            MEDIA PLAY TRUST
                                            as Landlord and Borrower


     By: Yasuda Bank and Trust Company (U.S.A.), not in its individual capacity, but solely in its capacity as Owner Trustee of the Media Play Trust



                                            By:
                                                     Anthony Bocchino
                                                     Vice President







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


                                            YASUDA BANK AND TRUST COMPANY
                                            (U.S.A.), as Owner Trustee



                                            BY:
                                                     Anthony Bocchimo
                                                     Vice President


                                            NATIONAL WESTMINSTER BANK Plc, as
                                            Agent and Lender



                                            By:
                                                     Christoper M. Walker
                                                     Vice President


                                            MEDIA PLAY, INC.,
                                            as Tenant



                                            By:
                                                     Timothy J. Scully
                                                     Assistant Treasurer


                                            OTHER LENDERS

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD., Chicago Branch



                                            By:
                                                     Armund Schoen, Jr.
                                                     Vice President


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

                                            THE YASUDA TRUST & BANKING COMPANY,
                                            LTD., Chicago Branch



                                            By:
                                                     Douglas B. Warren
                                                     Vice President




























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



                                   SCHEDULE I

                             LENDERS AND COMMITMENTS


LENDER:

The Long-Term Credit Bank of Japan, Ltd.
Chicago Branch
190 South LaSalle Street, Ste. 800
Chicago,  IL 60603
Attention:        David Miller, Assistant Vice President

Tel.No.  (312) 704-5494
Fax No.  (312) 704-8717
Account Information:
         Credit: The First National Bank of Chicago, Chicago
         ABA No.: 0710-0001-3
         For further credit to: For the account of
                           The Long-Term Credit Bank of Japan, Ltd.
                           Chicago Branch
                           Account No.: 15-20547
                           Reference: Media Play Trust

Prior to December 12, 1997:
Tranche "A" Commitment: $4,025,293.08         Tranche "A" Commitment Percentage:
                                                            40.65%
Tranche "B" Commitment: $-0-                  Tranche "B" Commitment Percentage:
                                                             0%

On and after December 12, 1997, and prior to December 14, 1998:
Tranche "A" Commitment: $3,691,963.08^        Tranche "A" Commitment Percentage:
                                                            40.65%
Tranche "B" Commitment: $-0-                  Tranche "B" Commitment Percentage:
                                                             0%

On and after December 14, 1998:
Tranche "A" Commitment: $3,425,299.08         Tranche "A" Commitment Percentage:
                                                            40.65%
Tranche "B" Commitment: $0                    Tranche "B" Commitment Percentage:
                                                             0%
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

LENDER:

The Yasuda Trust & Banking Company, Ltd.
Chicago Branch
181 West Madison St., Ste. 4500
Chicago, IL 60602
Attention: Mary Blochberger, Loan Operations
Tel.No.           (312) 683-3852
Fax No.           (312) 693-3899
Account Information:
                  Credit: Citibank N.A.
                  ABA No.: 0210-00089
                  Account of: Yasuda Trust New York
                  Account No.: 36001531
                  In favor of: Yasuda Trust-Chicago
                           Account No.: 0000108
                           Reference: Media Play

Prior to December 12, 1997:
Tranche "A" Commitment: $4,025,293,08         Tranche "A" Commitment Percentage:
                                                            40.65%
Tranche "B" Commitment: $-0-                  Tranche "B" Commitment Percentage:
                                                             0%

On or after December 12, 1997, and prior to December 14, 1998:
Tranche "A" Commitment: $3,691,963.08^        Tranche "A" Commitment Percentage:
                                                            40.65%
Tranche "B" Commitment: $-0-                  Tranche "B" Commitment Percentage:
                                                             0%

On and after December 14, 1998:
Tranche "A" Commitment: $3,425,299.08         Tranche "A" Commitment Percentage:
                                                            40.65%
Tranche "B" Commitment: $-0-                  Tranche "B" Commitment Percentage:
                                                             0%






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

LENDER:

National Westminster Bank Plc
175 Water Street, 26th Floor
New York, New York 10038
Attention: Christopher M. Walker, Vice President
Tel. No.          (212) 602-4899
Fax No.           (212) 602-4511

Prior to December 12, 1997:
Tranche "A" Commitment: $1,851,733.84       Tranche "A" Commitment Percentage:
                                                           18.7%
Tranche "B" Commitment: $1,811,400          Tranche "B" Commitment Percentage:
                                                           100%

On and after December 12, 1997 and prior to December 14, 1998:
Tranche "A" Commitment: $1,698,393.84^      Tranche "A" Commitment Percentage:
                                                           18.7%
Tranche "B" Commitment: $1,661,400          Tranche "B" Commitment Percentage:
                                                           100%

On and after December 14, 1998:
Tranche "A" Commitment: $1,575,721.84       Tranche "A" Commitment Percentage:
                                                           18.7%
Tranche "B" Commitment: $1,541,400          Tranche "B" Commitment Percentage:
                                                           100%


A - Plus the Adjustment Amount as of December 12, 1997, and less the Debt Portion of the aggregate of the Construction Amount of all of the Parcels described in Exhibits "A-1", "A-2" or "A-3" to the Master Lease and the Improvements thereon which have then been sold.

B - Plus the Adjustment Amount as of December 14, 1998, and less the Debt Portion of the aggregate of the Construction Amount of all of the Parcels described in Exhibits "A-1", "A-2" or "A-3" to the Master Lease and the Improvements thereon which have then been sold.




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